Exhibit 10.12

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of         , 2012 by and among Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”) and the Persons listed on the signature page hereto as investors (collectively referred to herein as the “Investors”).

The Investors own 6,559,739 shares of Carrols Restaurant Group, Inc., a Delaware corporation and the indirect parent company of the Company (“CRG”), as of date hereof. Upon the consummation of the spin-off (the “Spin-Off”) of the Company by CRG by way of a pro rata stock dividend to CRG’s stockholders whereby each holder of CRG common stock will receive one share of the Company’s Common Stock for each one share of CRG common stock held by such stockholder at the close of business on the record date of the Spin-Off, the Investors will own 6,559,739 shares (the “Shares”) of Common Stock. Unless otherwise provided in this Agreement, other capitalized terms used herein shall have the meanings set forth in Section 9 hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.	Effectiveness.

This Agreement shall become effective only upon the consummation of the Spin-Off.

2.	Demand Registrations.

(a) Short-Form Registrations. The holders of a majority of the Registrable Securities, as a group, shall be entitled to request registration on Form S-3, or any similar form (each, a “Short-Form Registration”), in which the Company shall pay Registration Expenses as provided in Section 6 of this Agreement; provided that, except in the case of one non-underwritten Short-Form Registration (the “Excepted Registration”), the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration which is qualified under Rule 415 under the Securities Act must be equal to at least $5,000,000 and which contemplates an underwritten offering must be equal to at least $10,000,000. The offering contemplated by the Excepted Registration shall not be underwritten. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If a request for a Demand Registration is for a shelf registration pursuant to Rule 415 of the Securities Act, the Company shall use its reasonable best efforts to keep such shelf registration continuously effective for up to 9 months following such registration, but not later than the date on which all of the Registrable Securities covered by such shelf registration may be sold without limitation or restriction pursuant to Rule 144 under the Securities Act (or any successor provision having similar effect); provided, however, that prior to the termination of such shelf registration prior to the expiration of such maximum period for the reason that such Registrable Securities may be sold without limitation or restriction pursuant to Rule 144 under the Securities Act or any successor provision having similar effect, the Company shall first furnish to each holder of Registrable Securities participating in such shelf registration

(i) an opinion, in form and substance reasonably satisfactory to the holders of a majority of the Registrable Securities, of counsel for the Company reasonably satisfactory to the holders of a majority of the Registrable Securities requesting such registration stating that such Registrable Securities are freely saleable without limitation or restriction pursuant to Rule 144 under the Securities Act (or any successor provision having similar effect) or (ii) a “No-Action Letter” from the staff of the Securities and Exchange Commission stating that the Securities and Exchange Commission would not recommend enforcement action if the Registrable Securities included in such shelf registration were sold in a public sale other than pursuant to an effective registration statement or Rule 144.

(b) Long-Form Registrations. At any time that a Short-Form Registration pursuant to paragraph 2(a) is not available, the holders of a majority of the Registrable Securities, as a group, shall be entitled to request registration on Form S-1, or any similar form (each, a “Long-Form Registration”), in which the Company shall pay Registration Expenses as provided in Section 6 of this Agreement; provided that (i) the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must be equal to at least $15,000,000; (ii) such holders shall not be permitted more than three (3) Long-Form Registrations hereunder; and (iii) each Long-Form Registration shall be an underwritten registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the person or group making such request is able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay Registration Expenses as provided in Section 6 of this Agreement in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations.

(c) All registrations requested pursuant to this Section 2 are referred to herein as “Demand Registrations”. The holders of Registrable Securities shall not be permitted more than a total of five Demand Registrations hereunder. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

(d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of a majority of the Registrable Securities requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration. In the event the Company shall not, by virtue of this paragraph 2(d), include in any Demand Registration all of the Registrable Securities of any holder of Registrable Securities requesting to be included in such Demand Registration, such holder may, upon written notice to the Company given within five days of the time such holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the holders of Registrable Securities not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Demand Registration.

(e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 below. The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company in good faith determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay Registration Expenses as provided in Section 6 of this Agreement in connection with such registration.

(f) Selection of Underwriters. The holders of a majority of the Registrable Securities requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the reasonable consent of the Company.

(g) Other Registration Rights. The Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as set forth in paragraphs 3(c) and 3(d) below.

3.	Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable

Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company as provided in Section 6 in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(e) Reserved.

(f) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company shall select the investment banker(s) and manager(s) for the offering.

4.	Holdback Agreements.

(a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

(b) Reserved.

5.	Registration Procedures.

Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 9 months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(i) in the case of an underwritten offering, use its reasonable best efforts to obtain (i) a “comfort letter” from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and (ii) opinions of counsel from the Company’s counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case, in form and substance reasonably satisfactory to the underwriters and addressed to the managing underwriters;

(j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable but no later than 90 days after the end of any 12-month period, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

(m) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

Cooperation by the Company and its management shall include, but not be limited to, management’s attendance and reasonable presentations in respect of the Company at road shows with respect to the offering of Registrable Securities.

6.	Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and underwriters’ counsel fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, except as otherwise provided in this Agreement. In addition to underwriting discounts, commissions and underwriters’ counsel fees, the holders of the Registrable Securities included in the Excepted Registration shall bear the out-of-pocket Registration Expenses of the Excepted Registration. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the FINRA automated quotation system.

(b) In connection with each Demand Registration (other than the Excepted Registration) and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for not more than $75,000 in the aggregate of the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7.	Indemnification.

(a) The Company shall indemnify, to the extent permitted by law, each holder of Registrable Securities, its affiliates and their respective officers, directors, managers, partners, members, shareholders, employees and agents and each Person who controls such holder (within the meaning of the Securities Act) against, and pay and reimburse any of the foregoing for any and all losses, claims, damages, liabilities and expenses, joint or several, to which any of the foregoing may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including without limitation any “free writing prospectus” as defined in Rule 433 under the Securities Act (an “issuer free writing prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act), (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder or any state securities laws applicable to the Company and relating to action or inaction required by the Company in connection with any such registration statement, and will pay and reimburse such holder, its affiliates and their respective officers, directors, managers, partners, members, shareholders, employees and agents for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, managers, partners, members, shareholders, employees and agents and each Person who controls the Company (within the meaning of the Securities Act) against, and pay and reimburse any of the foregoing for any and all losses, claims, damages, liabilities and expenses, joint or several, to which any of the foregoing may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including without limitation any issuer free writing prospectus or that would otherwise constitute a “free writing prospectus” as referred to in Section 7(a) above), (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by a holder of Registrable Securities of the Securities Act or any rule or regulation promulgated thereunder or any state securities laws applicable to such holder and relating to action or inaction required by such holder in connection with any such registration statement, but only to the extent that such untrue statement or omission is contained in, or such action or inaction relates to, any information or affidavit so furnished in writing by such holder, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding, provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). No indemnifying party shall, without the prior written consent of an indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e) In the event the Company’s indemnification is unavailable for any reason, the Company also agrees to make such provisions, as are reasonably requested by any indemnified party for contribution to such party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any holder of Registrable Securities will be obligated to contribute pursuant to this paragraph 7(e) will be limited to an amount equal to the net proceeds to such holder sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph 7(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this paragraph 7(e).

(f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.	Participation in Underwritten Registrations.

No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 hereof.

9.	Definitions.

“Affiliate” of a Person other than an individual means any other Person, directly or indirectly controlling, controlled by or under common control with such Person or, with respect to any partnership, any partner thereof.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or department, agency or political subdivision thereof.

“Public Sale” means any sale of securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

“Registrable Securities” means (i) the Shares and additional shares of Common Stock that may be acquired by the Investors after the date of the Spin-Off and (ii) any Common Stock issued or issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they cease to be held by the Investors or any of their Affiliates.

The terms “register,” “registered” and “registration” shall refer to registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreements.

10.	Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Securities and Exchange Commission that may at any time permit the holders to sell the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available as those terms are understood in Rule 144, (ii) to file with the Securities and Exchange Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Securities Exchange Act pursuant to Rule 144, (iii) as long as any holder owns any Registrable Securities, to furnish in writing upon such holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Securities Exchange Act, and to furnish to such holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such Registrable Securities without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of a registration statement or the use of Rule 144.

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company or the holders of a majority of the Registrable Securities, as the case may be. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not; provided that the parties hereto may only assign their rights under this Agreement among its Affiliates, and provided that any restrictions contained in this Agreement shall continue to be applicable to the holders of Registrable Securities after any such assignment other than a Public Sale.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties hereto at the address of each such party set forth in the records of the Company or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(k) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:
FIESTA RESTAURANT GROUP, INC.

By:
Name:	Joseph A. Zirkman
Title:	Vice President, General Counsel and Secretary

INVESTORS:
JEFFERIES CAPITAL PARTNERS IV LP,
JEFFERIES EMPLOYEE PARTNERS IV LLC and JCP PARTNERS IV LLC

By:	Jefferies Capital Partners IV LLC, as Manager

By:
Name:	Brian P. Friedman
Title:	Managing Member